SCIENCE DYNAMICS CORPORATION
            Annual Meeting of Stockholders - To Be Held July 30, 2001
                  THE BOARD OF DIRECTORS SOLICITS THIS PROXY


The undersigned hereby appoint(s) Joy C. Hartman and Robert O'Connor as attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Science Dynamics Corporation that the undersigned would be entitled to cast if personally present at the 2001 Annual Meeting of Stockholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED BELOW, AND FOR PROPOSAL NUMBER 2 AND FOR PROPOSAL NUMBER 3 ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Please date, sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

                 PLEASE MARK ALL CHOICES LIKE THIS   [X]
  Cut on the dotted line and return in the self addressed stamped envelope
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The Board recommends a vote for items 1, 2 and 3
(1)	ELECTION OF DIRECTORS:  Sheldon Hofferman, Alan C. Bashforth,
      Joy C. Hartman, L. Michael Hone, John Innes, Louis Padulo,
      Kenneth P. Ray

       FOR           WITHHOLD authority to vote for the individual nominee(s)
  All nominees       identified as marked in box provided below
(except as marked    [ ]Sheldon Hofferman     [ ]Alan C. Bashforth
 to the Contrary)    [ ]Joy C. Hartman        [ ]L. Michael Hone
                     [ ]John Innes            [ ]Louis Padulo
                     [ ]Kenneth P. Ray



                                   FOR       AGAINST     ABSTAIN

(2) Ratification of                [ ]          [ ]        [ ]
appointment of Peter
C. Cosmas Co., CPA's as the
Company's independent
public auditors for 2001


(3) Approval of the issuance       [ ]          [ ]        [ ]
of common stock, pursuant to
the financing transaction with
Laurus Master Fund, Ltd.,
equal to 20% or more of the
common stock outstanding
before the issuance, in order
to comply with NASD Rule 4350


SIGNATURE _____________ DATE _____  SIGNATURE _____________ DATE _____